                  CIT Equipment Collateral 2005-VT1 Exibit                  99.1
                            Monthly Servicing Report

                                               Determination Date:      04/18/05
                                                Collection Period:      03/31/05
                                                     Payment Date:      04/20/05

I. AVAILABLE FUNDS

   A.  Available Pledged Revenues

        a.      Scheduled Payments Received                                                                       $ 55,304,801.84
        b.      Liquidation Proceeds Allocated to Owner Trust                                                           16,534.36
        c.      Required Payoff Amounts of Prepaid Contracts                                                         2,136,314.89
        d.      Required Payoff Amounts of Purchased Contracts                                                         354,792.03
        e.      Proceeds of Clean-up Call                                                                                    0.00
        f.      Investment Earnings on Collection Account and Note Distribution Account                                      0.00
                                                                                                                  ---------------

                                                Total Available Pledged Revenues =                                $ 57,812,443.12


   B.  Determination of Available Funds

        a.      Total Available Pledged Revenues                                                                  $ 57,812,443.12
        b.      Servicer Advances                                                                                    4,136,883.06
        c.      Recoveries of  prior Servicer Advances                                                                       0.00
        d.      Withdrawal from Cash Collateral Account                                                                      0.00
                                                                                                                   --------------

                                                Total Available Funds =                                           $ 61,949,326.18
                                                                                                                    =============


II. DISTRIBUTION AMOUNTS

    A.  COLLECTION ACCOUNT DISTRIBUTIONS

           1.    Servicing Fee                                                                                        985,467.11

           2.    Class A-1 Note Interest Distribution                                      489,932.92
                 Class A-1 Note Principal Distribution                                  50,880,057.59
                                             Aggregate Class A-1 distribution                                      51,369,990.51

           3.    Class A-2 Note Interest Distribution                                      654,240.00
                 Class A-2 Note Principal Distribution                                           0.00
                                             Aggregate Class A-2 distribution                                         654,240.00

           4.    Class A-3 Note Interest Distribution                                      651,990.00
                 Class A-3 Note Principal Distribution                                           0.00
                                             Aggregate Class A-3 distribution                                         651,990.00

           5.    Class A-4 Note Interest Distribution                                      304,338.90
                 Class A-4 Note Principal Distribution                                           0.00
                                             Aggregate Class A-4 distribution                                         304,338.90

           6.    Class B Note Interest Distribution                                         55,460.40
                 Class B Note Principal Distribution                                     1,246,098.97
                                               Aggregate Class B distribution                                       1,301,559.37

           7.    Class C Note Interest Distribution                                         50,379.45
                 Class C Note Principal Distribution                                     1,106,532.41
                                               Aggregate Class C distribution                                       1,156,911.86

           8.    Class D Note Interest Distribution                                         95,115.55
                 Class D Note Principal Distribution                                     1,933,829.72
                                               Aggregate Class D distribution                                       2,028,945.27

           9.    Deposit to the Cash Collateral Account                                                               745,469.17

           10.   Amounts in accordance with the CCA Loan Agreement                                                    294,905.95

           11.   Remainder to the holder of the equity certificate                                                  2,455,508.04
                                                                                                                 ---------------

                                                                Collection Account Distributions =                 61,949,326.18
                                                                                                                 ===============

    B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS

           1.    Payment due on the Senior Loan                                                                       124,341.95

           2.    Payment due on the Holdback                                                                          206,621.53

           3.    Payment to the Depositor                                                                                   0.00
                                                                                                             --------------------

                                                           Cash Collateral Account Distributions =                    330,963.48
                                                                                                             ====================


    C.  INCORRECT DEPOSITS TO BE RETURNED TO CIT           Collection Account Distributions =                               0.00
                                                                                                             ====================


III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

     -----------------------------------------------------------------------------------------------------
            Distribution           Class A-1         Class A-2            Class A-3            Class A-4
              Amounts                Notes             Notes                Notes                Notes
     -----------------------------------------------------------------------------------------------------
  1.        Interest Due                489,932.92     654,240.00         651,990.00             304,338.90
  2.       Interest Paid                489,932.92     654,240.00         651,990.00             304,338.90
  3.     Interest Shortfall                   0.00           0.00               0.00                   0.00
          ((1) minus (2))
  4.       Principal Paid            50,880,057.59           0.00               0.00                   0.00

  5. Total Distribution Amount       51,369,990.51     654,240.00         651,990.00             304,338.90
           ((2) plus (4))


     --------------------------------------------------------------------------------------------------------------------
            Distribution               Class B                       Class C              Class D           Total Offered
              Amounts                   Notes                         Notes                Notes                Notes
     --------------------------------------------------------------------------------------------------------------------
  1.        Interest Due                      55,460.40           50,379.45          95,115.55           2,301,457.22
  2.       Interest Paid                      55,460.40           50,379.45          95,115.55           2,301,457.22
  3.     Interest Shortfall                        0.00                0.00               0.00                   0.00
          ((1) minus (2))
  4.       Principal Paid                  1,246,098.97        1,106,532.41       1,933,829.72          55,166,518.69

  5. Total Distribution Amount             1,301,559.37        1,156,911.86       2,028,945.27          57,467,975.91
           ((2) plus (4))


IV. Information Regarding the Securities

    A    Summary of Balance Information


       -------------------------------------------------------------------------------------------------------------
                              Applicable      Principal Balance     Class Factor    Principal Balance  Class Factor
             Class              Coupon              Apr-05             Apr-05            Mar-05           Mar-05
                                 Rate            Payment Date       Payment Date      Payment Date     Payment Date
       ------------------------------------------------------------------------------------------------------------
   a.   Class A-1 Notes        3.0728%             154,119,942.41    0.75180         205,000,000.00          1.00000
   b.   Class A-2 Notes        3.7600%             232,000,000.00    1.00000         232,000,000.00          1.00000
   c.   Class A-3 Notes        4.1200%             211,000,000.00    1.00000         211,000,000.00          1.00000
   d.   Class A-4 Notes        4.3600%              93,070,000.00    1.00000          93,070,000.00          1.00000
   e.    Class B Notes         4.0900%              16,833,901.03    0.93108          18,080,000.00          1.00000
   f.    Class C Notes         4.1800%              14,963,467.59    0.93114          16,070,000.00          1.00000
   g.    Class D Notes         4.5100%              26,186,068.28    0.93123          28,119,898.00          1.00000

   h.         Total Offered Notes                  748,173,379.31                    803,339,898.00


    B    Other Information


      -------------------------------------------------------------------------

                              Scheduled                Scheduled
                          Principal Balance        Principal Balance
            Class               Apr-05                   Mar-05
                             Payment Date             Payment Date

      -------------------------------------------------------------------------
       Class A-1 Notes          159,413,837.31              211,344,791.60


      --------------------------------------------------------------------------------------------------------------

                                                   Target                Class           Target            Class
                                Class        Principal Balance           Floor      Principal Amount       Floor
            Class             Percentage           Apr-05               Apr-05           Mar-05           Mar-05
                                                Payment Date         Payment Date     Payment Date     Payment Date

      --------------------------------------------------------------------------------------------------------------
           Class A              92.25%             690,189,942.41                          0.00
           Class B              2.25%               16,833,901.03       0.00               0.00         0.00
           Class C              2.00%               14,963,467.59       0.00               0.00         0.00
           Class D              3.50%               26,186,068.28       0.00               0.00         0.00


V. PRINCIPAL

   A.  MONTHLY PRINCIPAL AMOUNT

          1.    Principal Balance of Notes and Equity Certificates                                             803,339,897.82
                (End of Prior Collection Period)
          2.    Contract Pool Principal Balance (End of Collection Period)                                     748,173,379.31
                                                                                                            -----------------

                                              Total monthly principal amount                                    55,166,518.51


   B.  PRINCIPAL BREAKDOWN                                                      No. of Accounts
                                                                               -------------------

          1.    Scheduled Principal                                                  61,585                     52,342,150.45
          2.    Prepaid Contracts                                                     288                        2,087,229.12
          3.    Defaulted Contracts                                                    47                          382,346.91
          4.    Contracts purchased by CIT Financial USA, Inc.                         24                          354,792.03
                                                                               -----------------------------------------------

                Total Principal Breakdown                                            61,944                     55,166,518.51


VI. CONTRACT POOL DATA

    A.  CONTRACT POOL CHARACTERISTICS
                                                  ----------------------------------------
                                                       Original                Apr-05
                                                         Pool               Payment Date
                                                  ----------------------------------------
           1.    a.  Contract Pool Balance           803,339,897.82        748,173,379.31
                 b.  No of Contracts                         61,944                61,585
                 c.  Pool Factor

           2.    Weighted Average Remaining Term              37.70                 36.07

           3.    Weighted Average Original Term               45.00


    B.  DELINQUENCY INFORMATION

                                 -------------------------------------------------------------------------
                                          % of          % of Aggregate
                                                       Required Payoff      No. Of    Aggregate Required
                                       Contracts            Amount         Accounts     Payoff Amounts
                                 -------------------------------------------------------------------------
           1.    Current                96.56%              97.23%         59,465    731,478,775.16
                 31-60 days              1.95%               1.70%          1,198     12,785,617.11
                 61-90 days              0.80%               0.77%            493      5,758,654.67
                 91-120 days             0.68%               0.29%            419      2,197,003.84
                 120+ days               0.02%               0.01%             10         90,211.59

                    Total Delinquency  100.00%              100.00%        61,585    752,310,262.37

           2.    Delinquent Scheduled Payments:

                 Beginning of Collection Period                              0.00
                 End of Collection Period                            4,136,883.06
                                                                   --------------

                      Change in Delinquent Scheduled Payments        4,136,883.06


    C.  DEFAULTED CONTRACT INFORMATION

           1.    Required Payoff Amount on Defaulted Contracts         382,346.91
           2.    Liquidation Proceeds received                          16,534.36
                                                                   --------------
           3.    Current Liquidation Net Loss Amount                   365,812.55

           4.    Cumulative Reported Net Losses                        365,812.55

                 Cumulative Net Loss Ratio                                0.0455%

                 Cummlative Net Loss Trigger                              0.5000%

VII. MISCELLANEOUS INFORMATION

           A.  SERVICER ADVANCE BALANCE

                  1.    Opening Servicer Advance Balance                     0.00
                  2.    Current Period Servicer Advance              4,136,883.06
                  3.    Recoveries of prior Servicer Advances                0.00
                                                                   --------------
                  4.    Ending Servicer Advance Balance              4,136,883.06


           B.  CASH COLLATERAL ACCOUNT

                  1.    Opening Cash Collateral Account                                      57,237,967.73

                  2.    Deposit from the Collection Account                                   1,040,375.12

                  3.    Investment Earnings.                                                     36,057.53

                  4.    Withdrawals from the Cash Collateral Account                                  0.00

                  5.    Ending Cash Collateral Account Balance before Distributions          58,314,400.38

                  6.    Required Cash Collateral Account Amount                              57,983,436.90

                  7.    Cash Collateral Account Surplus                                         330,963.48

                        Distribution of CCA
                        a.  Senior Loan Interest                                               (124,341.95)
                        b.  Senior Loan Principal                                                     0.00
                        c.  Holdback Amount Interest                                           (206,621.53)
                        d. Holdback Amount Principal                                                  0.00
                                                                                    -----------------------
                  9.                     Total Distribution                                    (330,963.48)

                  10.   Ending Cash Collateral Account Balance after Distributions           57,983,436.90


           C.  OTHER RELATED INFORMATION

                  1.    Discount Rate                                           2.8380%

                  2.    Life to Date Prepayment (CPR)                           7.3501%

                  3.    Life to Date Substitutions:

                        a.  Prepayments                             0.00

                        b.  Defaults                                0.00

                        --------------------------------------------------------------------------------------------
                                                                            Apr-05                  Mar-05
                                                    Item                 Payment Date            Payment Date
                        --------------------------------------------------------------------------------------------
                  4.    a.  Senior Loan                                      26,108,546.68      26,108,546.68
                        b.  Holdback Amount                                  31,129,421.05      31,129,421.05

                  5.    Applicable Rates for the Interest Period:
                        a.  Libor Rate for the Interest Period                     2.8500%
                        b.  Senior Loan Interest Rate                              6.3500%
                        c.  Holdback Amount Interest Rate                          8.8500%


                  6.    DELINQUENCY, NET LOSSES AND CPR HISTORY


                        -----------------------------------------------------------------------------------------------------
                                                % of                 % of                  % of                  % of
                                             Aggregate            Aggregate              Aggregate             Aggregate
                                          Required Payoff      Required Payoff        Required Payoff       Required Payoff
                                              Amounts              Amounts                Amounts               Amounts
                         Collection
                            Periods     31-60 Days Past Due  61-90 Days Past Due   91-120 Days Past Due   120+ Days Past Due
                        -----------------------------------------------------------------------------------------------------

                        -----------------------------------------------------------------------------------------------------
                        03/31/05               1.70%                0.77%                  0.29%                 0.01%

                        -----------------------------------------------------------------------------------------------------


                        ---------------------------------------------------------------------------------------
                          Collection          Cumulative Net           Monthly Net
                            Month            Loss Percentage              Losses                LTD CPR
                        ---------------------------------------------------------------------------------------

                        ---------------------------------------------------------------------------------------
                           March-05               0.046%                365,812.55               7.35%

                        ---------------------------------------------------------------------------------------
